UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07644
Gabelli Capital Series Funds, Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

■ Gabelli Capital Asset Fund	Annual Report To Contractowners

Mario Gabelli, CFA,
Portfolio Manager
Objective:
Growth of capital. Current income is a secondary objective
Portfolio:
At least 80% common stocks and securities convertible into common stocks
Inception Date:
May 1, 1995
Net Assets at December 31, 2010: $136,306,192
An Update from Fund Management
The Gabelli Capital Asset Fund’s (the “Fund”) net asset value (“NAV”) per share rose 29.9% in 2010, compared with the Standard & Poor’s (S&P) 500 Index of 15.1%.
The first quarter of 2010 started the year off on relatively good footing with the S&P 500 up over 5%. By year end, the S&P 500 was up over 15%. Throughout the year, investors were rightfully concerned about sovereign debt issues in various European countries. The size and trend of our federal deficit led many investors to consider whether our country might eventually face these same debt issues.
During 2010, another concern causing some volatility in the stock market was the pace at which the U.S. economy was emerging from the Great Recession. As a reminder, the National Bureau of Economic Research, which is charged with deciding when recessions begin and end, stated in September 2010 that the Great Recession actually ended in June 2009, eighteen months after it began. Although the economy did begin to rebuild inventories in the second half of 2009 and corporate profits grew throughout 2010, the pace of recovery was still of concern. The unemployment rate, which is a lagging indicator, stayed stubbornly high, hovering between 9% -10% for most of the year.
Selected holdings that contributed positively to performance in 2010 was Las Vegas Sands Corp. (1.6% of net assets as of December 31, 2010), RPC Inc. (1.3%), an oilfield services company, and CNH Global (1.3%), a leader in the agricultural and construction business. Some of our weaker performing stocks during the year were Boston Scientific Corp. (0.70%), GenCorp Inc. (0.4%), and Morgan Stanley (0.4%).
We appreciate your confidence and trust.
The views expressed above are those of the Gabelli Capital Asset Fund’s portfolio manager as of December 31, 2010 and are subject to change without notice. They do not necessarily represent the views of Gabelli Funds, LLC (the “Adviser”). The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market, or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.
About information in this report:
•	It is important to consider carefully the Fund’s investment objectives, risks, fees, and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
•	The S&P 500 Index is an index of 500 primarily large cap U.S. stocks, which is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

GABELLI CAPITAL ASSET FUND

■ Gabelli Capital Asset Fund	Annual Report To Contractowners
Top Ten Holdings (As of 12/31/2010) (Unaudited)

Percentage of
Company	Total Net Assets
Cablevision Systems Corp., Cl. A	3.0%
American Express Co.	2.8%
Honeywell International Inc.	2.6%
Viacom Inc., Cl. A, Cl. B	2.5%
Diageo plc, ADR	2.5%
The Coca-Cola Co.	2.2%
Newmont Mining Corp.	2.2%
Grupo Televisa SA, ADR	2.1%
Texas Instruments Inc.	1.8%
National Fuel Gas Co.	1.7%
Sector Weightings (Percentage of Total Net Assets as of 12/31/2010) (Unaudited)
Average Annual Total Returns (For periods ended 12/31/2010) (Unaudited)

	1	5	10	Since Inception
	Year	Year	Year	(5/1/1995)
Gabelli Capital Asset Fund	29.89%	6.76%	6.89%	10.41%
S&P 500 Index	15.08	2.29	1.42	7.81
In the current prospectus, the expense ratio is 1.21%. See page 10 for the expense ratio for the year ended December 31, 2010.
About information in this report:
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (availability within seven business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment returns and the principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

GABELLI CAPITAL ASSET FUND

■ Gabelli Capital Asset Fund	Annual Report To Contractowners
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in the Fund and in the S&P 500 Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.
Past performance is not predictive of future results. The S&P 500 Index is an unmanaged indicator of stock market performance.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GABELLI CAPITAL ASSET FUND

■ Gabelli Capital Asset Fund	Annual Report To Contractowners
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2010 through December 31, 2010
Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	July 1, 2010	December 31, 2010	Ratio	Period*
Gabelli Capital Asset Fund
Actual Fund Return	$1,000.00	$1,317.90	1.18%	$6.89
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

GABELLI CAPITAL ASSET FUND

■ Gabelli Capital Asset Fund
Schedule of Investments
December 31, 2010
Common Stocks — 99.5%

			Market
Shares		Cost	Value

Aerospace — 3.3%
4,200	HEICO Corp.	$78,787	$214,326
52,000	Herley Industries Inc.†	860,638	900,640
4,000	Rockwell Automation Inc.	186,103	286,840
200,000	Rolls-Royce Group plc†	1,488,744	1,942,625
12,800,000	Rolls-Royce Group plc., Cl. C†	20,200	19,956
17,000	The Boeing Co.	1,094,293	1,109,420

		3,728,765	4,473,807

Agriculture — 0.5%
12,000	Archer-Daniels-Midland Co.	261,766	360,960
4,000	Bunge Ltd.	226,090	262,080
500	The Mosaic Co.	10,688	38,180

		498,544	661,220

Automotive — 1.1%
25,000	Navistar International Corp.†	695,823	1,447,750

Automotive: Parts and Accessories — 2.3%
10,000	BorgWarner Inc.†	198,525	723,600
24,000	CLARCOR Inc.	218,000	1,029,360
25,000	Midas Inc.†	455,286	202,750
88,000	Standard Motor Products Inc.	771,597	1,205,600

		1,643,408	3,161,310

Aviation: Parts and Services — 3.4%
32,000	Curtiss-Wright Corp.	464,335	1,062,400
110,000	GenCorp Inc.†	838,563	568,700
40,000	Kaman Corp.	476,181	1,162,800
13,000	Precision Castparts Corp.	469,465	1,809,730

		2,248,544	4,603,630

Broadcasting — 3.2%
52,000	CBS Corp., Cl. A, Voting	998,607	989,560
10,000	Cogeco Inc.	195,072	377,049
43,000	Fisher Communications Inc.†	1,759,234	937,400
24,500	Liberty Media Corp. - Capital,Cl. A†	361,527	1,532,720
17,000	LIN TV Corp., Cl. A†	21,420	90,100
52,000	Sinclair Broadcast Group Inc., Cl. A	380,403	425,360

		3,716,263	4,352,189

Business Services — 1.4%
2,500	Ascent Media Corp., Cl. A†	43,340	96,900
34,000	Diebold Inc.	1,109,964	1,089,700
54,000	Intermec Inc.†	996,384	683,640

		2,149,688	1,870,240

Cable and Satellite — 5.3%
5,000	Adelphia Communications Corp., Cl. A† (a)	1,597	0
5,000	Adelphia Communications Corp., Cl. A, Escrow† (a)	0	0
5,000	Adelphia Recovery Trust†	0	50
120,000	Cablevision Systems Corp., Cl. A	673,917	4,060,800
42,000	DIRECTV, Cl. A†	1,067,515	1,677,060
20,000	DISH Network Corp., Cl. A†	377,083	393,200
5,000	EchoStar Corp., Cl. A†	112,486	124,850
10,000	Liberty Global Inc., Cl. A†	130,664	353,800
9,315	Liberty Global Inc., Cl. C†	155,984	315,685
6,000	Scripps Networks Interactive Inc., Cl. A	241,516	310,500

		2,760,762	7,235,945

Communications Equipment — 2.3%
49,000	Corning Inc.	375,050	946,680
44,000	Thomas & Betts Corp.†	1,047,017	2,125,200

		1,422,067	3,071,880

Computer Software and Services — 1.7%
120,000	Furmanite Corp.†	419,394	829,200
23,000	NCR Corp.†	268,937	353,510
70,000	Yahoo! Inc.†	1,958,953	1,164,100

		2,647,284	2,346,810

Consumer Products — 0.7%
8,000	Kimberly-Clark Corp.	480,965	504,320
53,000	Schiff Nutrition International Inc.	141,025	481,240

		621,990	985,560

Consumer Services — 1.6%
110,000	Rollins Inc.	377,325	2,172,500

Diversified Industrial — 7.4%
23,000	Ampco-Pittsburgh Corp.	359,758	645,150
10,000	Baldor Electric Co.	340,000	630,400
20,000	Cooper Industries plc	620,459	1,165,800
32,000	Crane Co.	764,039	1,314,240
4,000	Greif Inc., Cl. A	46,099	247,600
25,000	Griffon Corp.†	292,412	318,500
66,000	Honeywell International Inc.	1,939,731	3,508,560
30,000	ITT Corp.	1,406,238	1,563,300
29,300	Katy Industries Inc.†	69,390	35,160
72,000	Myers Industries Inc.	752,469	701,280

		6,590,595	10,129,990

Electronics — 2.3%
30,000	Cypress Semiconductor Corp.†	130,598	557,400
20,000	LSI Corp.†	97,485	119,800
75,000	Texas Instruments Inc.	1,772,274	2,437,500

		2,000,357	3,114,700

Energy and Utilities — 7.1%
3,000	Cameron International Corp.†	42,348	152,190
8,000	Chevron Corp.	499,840	730,000
16,000	ConocoPhillips	434,880	1,089,600
8,000	Devon Energy Corp.	274,271	628,080
60,000	El Paso Corp.	602,807	825,600
27,000	El Paso Electric Co.†	242,555	743,310
16,000	Exxon Mobil Corp.	589,965	1,169,920
20,000	GenOn Energy Inc., Escrow† (a)	0	0
35,000	National Fuel Gas Co.	1,888,621	2,296,700
17,000	Progress Energy Inc., CVO†	7,800	2,593
3,000	Royal Dutch Shell plc, Cl. A, ADR	184,449	200,340
100,000	RPC Inc.	621,238	1,812,000

		5,388,774	9,650,333

See accompanying notes to financial statements.

■ Gabelli Capital Asset Fund
Schedule of Investments (Continued)
December 31, 2010

			Market
Shares		Cost	Value

Entertainment — 7.1%
5,000	Discovery Communications Inc., Cl. A†	$72,723	$208,500
5,000	Discovery Communications Inc., Cl. C†	50,769	183,450
110,000	Grupo Televisa SA, ADR†	1,597,422	2,852,300
3,000	Liberty Media Corp. - Starz, Cl. A†	53,740	199,440
35,000	Madison Square Garden Inc., Cl. A†	171,403	902,300
40,000	Time Warner Inc.	1,236,766	1,286,800
62,000	Viacom Inc., Cl. A	2,618,844	2,843,320
14,000	Viacom Inc., Cl. B	308,817	554,540
25,000	Vivendi	843,515	674,836

		6,953,999	9,705,486

Environmental Services — 0.9%
34,000	Waste Management Inc.	1,260,423	1,253,580

Equipment and Supplies — 5.9%
36,000	AMETEK Inc.	162,963	1,413,000
38,000	Baldwin Technology Co. Inc., Cl. A†	52,525	50,160
10,000	Belden Inc.	172,443	368,200
40,000	Capstone Turbine Corp.†	70,880	38,392
20,000	CIRCOR International Inc.	623,306	845,600
107,000	CTS Corp.	932,994	1,183,420
8,000	Flowserve Corp.	242,219	953,760
13,500	Franklin Electric Co. Inc.	136,103	525,420
20,000	GrafTech International Ltd.†	165,148	396,800
34,000	IDEX Corp.	687,660	1,330,080
50,000	L.S. Starrett Co., Cl. A	715,461	584,000
10,000	The Eastern Co.	92,654	178,500
3,000	Watts Water Technologies Inc., Cl. A	47,803	109,770

		4,102,159	7,977,102

Financial Services — 9.0%
90,000	American Express Co.	2,718,344	3,862,800
10,000	Argo Group International Holdings Ltd.	271,787	374,500
16,000	BKF Capital Group Inc.†	65,957	18,400
14,000	Deutsche Bank AG	684,856	728,700
145,000	Epoch Holding Corp.	304,976	2,251,850
15,000	JPMorgan Chase & Co.	497,597	636,300
5,000	Marsh & McLennan Companies Inc.	130,198	136,700
20,000	Morgan Stanley	586,674	544,200
3,000	Northern Trust Corp.	162,937	166,230
3,000	State Street Corp.	137,702	139,020
55,000	The Bank of New York Mellon Corp.	1,644,029	1,661,000
55,000	Wells Fargo & Co.	1,649,487	1,704,450

		8,854,544	12,224,150

Food and Beverage — 8.9%
27,000	Brown-Forman Corp., Cl. A	699,205	1,876,770
5,000	Brown-Forman Corp., Cl. B	166,087	348,100
115,000	Danone SA, ADR	1,228,865	1,454,750
45,000	Diageo plc, ADR	1,817,097	3,344,850
15,000	Fomento Economico Mexicano SAB de CV, ADR	506,335	838,800
11,000	Kraft Foods Inc., Cl. A	315,961	346,610
45,000	The Coca-Cola Co.	2,010,494	2,959,650
33,000	Tootsie Roll Industries Inc.	552,731	956,010

		7,296,775	12,125,540

Health Care — 2.2%
1,000	Beckman Coulter Inc.	74,705	75,230
130,000	Boston Scientific Corp.†	1,115,303	984,100
1,000	DENTSPLY International Inc.	21,925	34,170
8,000	Henry Schein Inc.†	363,738	491,120
5,000	Laboratory Corp. of America Holdings†	318,148	439,600
12,000	Mead Johnson Nutrition Co.	527,794	747,000
8,000	Patterson Companies Inc.	238,343	245,040

		2,659,956	3,016,260

Hotels and Gaming — 3.1%
24,000	Boyd Gaming Corp.†	131,519	254,400
8,000	Canterbury Park Holding Corp.†	91,665	92,960
9,000	Churchill Downs Inc.	319,160	390,600
6,000	Dover Downs Gaming & Entertainment Inc.	32,197	20,400
80,000	Dover Motorsports Inc.†	441,751	142,400
24,000	Gaylord Entertainment Co.†	527,429	862,560
19,000	International Game Technology	386,726	336,110
47,500	Las Vegas Sands Corp.†	299,403	2,182,625

		2,229,850	4,282,055

Machinery — 1.9%
36,000	CNH Global NV†	673,336	1,718,640
10,000	Deere & Co.	302,965	830,500

		976,301	2,549,140

Manufactured Housing and Recreational Vehicles — 0.2%
4,000	Cavco Industries Inc.†	113,920	186,760
4,000	Skyline Corp.	125,071	104,320

		238,991	291,080

Metals and Mining — 3.6%
16,500	Freeport-McMoRan Copper & Gold Inc.	457,123	1,981,485
48,000	Newmont Mining Corp.	1,998,993	2,948,640

		2,456,116	4,930,125

Publishing — 1.0%
85,000	Journal Communications Inc., Cl. A†	516,527	429,250
45,000	Media General Inc., Cl. A†	128,782	260,100
4,000	Meredith Corp.	89,512	138,600
40,000	News Corp., Cl. A	409,963	582,400

		1,144,784	1,410,350

Real Estate — 1.2%
50,000	Griffin Land & Nurseries Inc.	753,028	1,619,000

Retail — 2.1%
46,500	Aaron’s Inc.†	257,804	948,135
29,000	CVS Caremark Corp.	964,126	1,008,330
12,000	Ingles Markets Inc., Cl. A	155,171	230,400
15,000	Safeway Inc.	307,433	337,350
10,000	Walgreen Co.	260,328	389,600

		1,944,862	2,913,815

Specialty Chemicals — 3.6%
87,000	Ferro Corp.†	750,494	1,273,680
8,000	Hawkins Inc.	112,641	355,200
19,000	International Flavors & Fragrances Inc.	886,929	1,056,210
64,000	Omnova Solutions Inc.†	318,500	535,040
3,800	Quaker Chemical Corp.	67,140	158,346
40,000	Sensient Technologies Corp.	843,930	1,469,200

		2,979,634	4,847,676

See accompanying notes to financial statements.

■ Gabelli Capital Asset Fund
Schedule of Investments (Continued)
December 31, 2010

			Market
Shares		Cost	Value

Telecommunications — 2.7%
210,100	Cincinnati Bell Inc.†	$843,318	$588,280
3,000	NII Holdings Inc.†	132,318	133,980
12,000	Rogers Communications Inc., Cl. B	164,214	415,560
230,000	Sprint Nextel Corp.†	1,926,188	972,900
33,000	Telephone & Data Systems Inc.	1,176,251	1,206,150
10,000	Telephone & Data Systems Inc., Special	296,612	315,200

		4,538,901	3,632,070

Transportation — 0.5%
21,000	GATX Corp.	708,441	740,880

Wireless Communications — 2.0%
6,000	Millicom International Cellular SA	462,810	573,600
44,000	United States Cellular Corp.†	1,722,675	2,197,360

		2,185,485	2,770,960

Total Common Stocks		87,774,438	135,567,133

Preferred Stocks — 0.0%
Consumer Products — 0.0%
1,000	Revlon Inc., 12.750% Pfd., Ser. A (a)	26,464	5,500

Warrants — 0.0%
Energy and Utilities — 0.0%
1,000	GenOn Energy Inc., expire 01/03/11† (a)	2,199	7

Principal			Market
Amount		Cost	Value

U.S. Government Obligations — 0.2%
$260,000	U.S. Treasury Bill, 0.180%††, 06/30/11	$259,766	$259,775

TOTAL INVESTMENTS — 99.7%		$88,062,867	135,832,415
Other Assets and Liabilities (Net) — 0.3%			473,777

NET ASSETS — 100.0%			$136,306,192

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $5,507 or 0.00% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation
See accompanying notes to financial statements.

■ Gabelli Capital Asset Fund
Statement of Assets and Liabilities
December 31, 2010

ASSETS:
Investments, at value (cost $88,062,867)	$135,832,415
Foreign currency, at value (cost $19)	17
Cash	367
Receivable for investments sold	878,894
Receivable for Fund shares issued	38,097
Dividends receivable	82,193
Prepaid expense	4,057

Total Assets	136,836,040

LIABILITIES:
Payable for Fund shares redeemed	336,983
Payable for investment management fees	115,677
Payable for accounting fees	7,500
Payable for legal and audit fees	52,515
Other accrued expenses	17,173

Total Liabilities	529,848

Net Assets (applicable to 7,249,493 shares outstanding)	$136,306,192

NET ASSETS CONSIST OF:
Paid-in capital	$96,494,206
Undistributed net investment income	4,914
Accumulated net realized loss on investments and foreign currency transactions	(7,962,474)
Net unrealized appreciation on investments and foreign currency translations	47,769,546

Net Assets	$136,306,192

Shares of Capital Stock at $0.001 par value; 500,000,000 shares authorized:
Net Asset Value, offering, and redemption price per share ($136,306,192 ÷ 7,249,493 shares outstanding)	$18.80

Statement of Operations
For the Year Ended
December 31, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $24,158)	$1,985,221
Interest	605

Total Investment Income	1,985,826

EXPENSES:
Management fees	1,230,269
Legal and audit fees	74,655
Accounting fees	45,000
Custodian fees	25,163
Directors’ fees	24,244
Shareholder communications expenses	14,924
Shareholder services fees	11,710
Interest expense	2,421
Miscellaneous expenses	23,043

Total Expenses	1,451,429

Net Investment Income	534,397

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	7,847,650
Net realized loss on foreign currency transactions	(627)

Net realized gain on investments and foreign currency transactions	7,847,023

Net change in unrealized appreciation on investments and foreign currency translations	24,306,115

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	32,153,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,687,535

See accompanying notes to financial statements.

■ Gabelli Capital Asset Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
OPERATIONS:
Net investment income	$534,397	$777,194
Net realized gain/(loss) on investments and foreign currency transactions	7,847,023	(10,330,205)
Net change in unrealized appreciation on investments and foreign currency translations	24,306,115	41,726,777

Net Increase in Net Assets Resulting from Operations	32,687,535	32,173,766

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(528,856)	(860,189)
Net realized gain	—	(71,897)
Return of capital	—	(1,274)

Total Distributions to Shareholders	(528,856)	(933,360)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets from capital share transactions	(16,216,996)	(19,738,660)

Net Increase in Net Assets	15,941,683	11,501,746

NET ASSETS:
Beginning of period	120,364,509	108,862,763

End of period (including undistributed net investment income of $4,914 and $0, respectively)	$136,306,192	$120,364,509

See accompanying notes to financial statements.

■ Gabelli Capital Asset Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout the periods indicated:

	Year Ended December 31,
	2010	2009		2008	2007		2006

Operating Performance:
Net asset value, beginning of period	$14.53	$10.87		$18.66	$18.58		$17.40

Net investment income (a)	0.07	0.09		0.12	0.10		0.06
Net realized and unrealized gain/(loss) on investments	4.27	3.68		(7.68)	1.61		3.77

Total from investment operations	4.34	3.77		(7.56)	1.71		3.83

Distributions to Shareholders:
Net investment income	(0.07)	(0.10)		(0.13)	(0.10)		(0.06)
Net realized gain on investments	—	(0.01)		(0.10)	(1.53)		(2.59)
Return of capital	—	(0.00	)(d)	—	(0.00	)(d)	(0.00	) (d)

Total distributions	(0.07)	(0.11)		(0.23)	(1.63)		(2.65)

Net Asset Value, End of Period	$18.80	$14.53		$10.87	$18.66		$18.58

Total Return †	29.9%	34.7%		(40.4)%	9.1%		21.9%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$136,306	$120,365		$108,863	$228,944		$234,414
Ratio of net investment income to average net assets	0.43%	0.72%		0.76%	0.45%		0.28%
Ratio of operating expenses to average net assets (b)(c)	1.18%	1.21%		1.15%	1.10%		1.09%
Portfolio turnover rate ††	10%	12%		11%	24%		40%

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 33%. The portfolio turnover rate for the year ended 2006 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method for the years ended December 31, 2010, 2009, 2008, and 2007.

(b)	The Fund incurred interest expense during the year ended December 31, 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.14%. For the years ended December 31, 2010, 2009, and 2006, the effect of interest expense was minimal. For the year ended December 31, 2007, there was no interest expense.

(c)	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the year ended December 31, 2006 would have been 1.10%. For the years ended December 31, 2008 and 2007, the effect of Custodian Fee Credits was minimal. For the years ended December 31, 2010 and 2009, there were no Custodian Fee Credits.

(d)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

■  Gabelli Capital Asset Fund
Notes to Financial Statements
December 31, 2010
1.	Organization
     The Gabelli Capital Asset Fund (the “Fund”) is a series of Gabelli Capital Series Funds, Inc. (the “Company”), which was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is growth of capital. Current income is a secondary objective. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“Guardian”) and other selected insurance companies.
2.	Significant Accounting Policies
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation
     Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

■  Gabelli Capital Asset Fund
Notes to Financial Statements (Continued)
December 31, 2010
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1 -	Level 2 - Other Significant	Level 3 - Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$4,453,851	$19,956	—	$4,473,807
Cable and Satellite	7,235,945	—	$0	7,235,945
Energy and Utilities	9,647,740	2,593	0	9,650,333
Other Industries (a)	114,207,048	—	—	114,207,048

Total Common Stocks	135,544,584	22,549	0	135,567,133

Preferred Stocks:
Consumer Products	—	—	5,500	5,500
Warrants:
Energy and Utilities	—	—	7	7

Total Warrants	—	—	7	7

U.S. Government Obligations	—	259,775	—	259,775

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$135,544,584	$282,324	$5,507	$135,832,415

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
     The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	at 12/31/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$0	$—	$0	$3,653	$(3,653)	$—	$—	$0	$3,653
Energy and Utilities	0	—	—	—	—	—	—	0	—
Wireless Communications	0	—	0	—	(0)	—	—	—	—

Total Common Stocks	0	—	0	3,653	(3,653)	—	—	0	3,653

Preferred Stocks:
Consumer Products	—	—	—	(11,510)	—	17,010	—	5,500	(11,510)
Warrants:
Energy and Utilities	—	—	—	(473)	—	480	—	7	(473)

TOTAL INVESTMENTS IN SECURITIES	$0	$—	$0	$(8,330)	$(3,653)	$17,490	$—	$5,507	$(8,330)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of

■  Gabelli Capital Asset Fund
Notes to Financial Statements (Continued)
December 31, 2010
activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations
     The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities
     The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes
     The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Securities Transactions and Investment Income
     Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
Expenses
     Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
Custodian Fee Credits and Interest Expense
     When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the year ended December 31, 2010.
Distributions to Shareholders
     Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment

■  Gabelli Capital Asset Fund
Notes to Financial Statements (Continued)
December 31, 2010
securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses. These reclassifications have no impact on the net asset value (“NAV”) per share of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease undistributed net investment income by $627 and decrease accumulated net realized loss on investments and foreign currency transactions by $627.
     The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Distributions paid from:
Ordinary income	$528,856	$860,189
Net long-term capital gains	—	71,897
Return of capital	—	1,274

Total distributions paid	$528,856	$933,360

Provision for Income Taxes
     The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     At December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(4,822,053)
Undistributed ordinary income	4,914
Net unrealized appreciation on investments and foreign currency translations	44,629,125

Total	$39,811,986

     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $4,822,053 which are available to reduce future required distributions of net capital gains to shareholders through 2017.
     During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $6,641,641.
     At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and wash sales adjustments.
     The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$91,203,288	$52,924,318	$(8,295,191)	$44,629,127
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

■  Gabelli Capital Asset Fund
Notes to Financial Statements (Continued)
December 31, 2010
3.	Agreements with Affiliated Parties
     Pursuant to a management agreement (the “Management Agreement”), the Fund will pay Guardian Investor Services Corporation (the “Manager”) a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager, and the Adviser, the Adviser, under the supervision of the Company’s Board and the Manager, manages the Fund’s assets in accordance with the Fund’s investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research, and provides facilities and personnel required for the Fund’s administrative needs. The Adviser may delegate its administrative role and currently has done so to BNY Mellon Investment Servicing (US), Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.), the Fund’s sub-administrator (the “Sub-Administrator”). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all Officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets.
     The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4.	Portfolio Securities
     Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations aggregated $12,755,118 and $29,645,122, respectively.
5.	Transactions with Affiliates
     During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $37,452 to Gabelli & Company, Inc.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     The Fund is assuming its portion of the allocated cost of the Adviser’s Chief Compliance Officer in the amount of $2,774 for the year ended December 31, 2010, which is included in miscellaneous expenses in the Statement of Operations.
6.	Line of Credit
     The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2010, there were no borrowings outstanding under the line of credit.
     The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2010 was $151,704 with a weighted average interest rate of 1.43%. The maximum amount borrowed at any time during the year ended December 31, 2010 was $913,000.

■  Gabelli Capital Asset Fund
Notes to Financial Statements (Continued)
December 31, 2010
7.	Capital Stock
     Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
	Shares		Amount

Shares sold	404,020	282,549	$6,468,527	$3,363,939
Shares issued upon reinvestment of distributions	28,026	63,624	528,857	933,360
Shares redeemed	(1,467,206)	(2,075,967)	(23,214,380)	(24,035,959)

Net decrease	(1,035,160)	(1,729,794)	$(16,216,996)	$(19,738,660)

8.	Indemnifications
     The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
9.	Other Matters
     On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
10.	Subsequent Events
     Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

■  Gabelli Capital Series Fund, Inc.
Report of Independent Registered
Public Accounting Firm
To the Shareholders and Board of Directors of
Gabelli Capital Series Funds, Inc.
     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (the “Fund”), the sole series of Gabelli Capital Series Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund, a series of Gabelli Capital Series Funds, Inc., at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

■  Gabelli Capital Asset Fund
Additional Information (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available without charge, upon request, by writing to Gabelli Capital Series Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in
	Office and	Fund Complex
Name, Position(s)	Length of Time	Overseen by	Principal Occupation(s)	Other Directorships
Address[1] and Age	Served[2]	Director	During Past Five Years	Held by Director[4]

Interested Directors[3]
Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1995	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding com- pany); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

Arthur V. Ferrara Director Age: 80	Since 1995	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—

Independent Directors
Anthony J. Colavita Director Age: 75	Since 1995	34	President of the law firm of Anthony J. Colavita, P.C.	—

Anthony R. Pustorino Director Age: 85	Since 1995	13	Certified Public Accountant; Professor Emeritus, Pace University	—

Werner J. Roeder, MD Director Age: 70	Since 1995	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 76	Since 1995	20	Director of Aurado Energy Inc. (oil and gas operations) through 2005	—

■ Gabelli Capital Asset Fund
Additional Information (Unaudited) (Continued)

Term of
Office and
Name, Position(s)	Length of Time	Principal Occupation(s)
Address[1] and Age	Served[2]	During Past Five Years
Officers
Bruce N. Alpert President and Secretary Age: 59	Since 1995	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

1.	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2.	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3.	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Ferrara is considered an interested person because of his affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund’s Manager.

4.	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
■  Gabelli Capital Asset Fund
2010 Tax Notice to Shareholders (Unaudited)
     For the year ended December 31, 2010, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.073 per share. For the year ended December 31, 2010, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.
U.S. Government Income
     The percentage of the ordinary income distribution paid by the Fund during 2010 which was derived from U.S. Treasury securities was 0.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Capital Asset Fund did not meet this strict requirement in 2010. The percentage of U.S. Government securities held as of December 31, 2010 was 0.19%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $39,400 for 2009 and $28,500 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2009 and $3,100 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.
(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 0%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2009 and $8,100 for 2010.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)	(3) Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Gabelli Capital Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.